                      AMENDMENT NO. 2 TO GUARANTY AGREEMENT

          THIS AMENDMENT NO. 2 to GUARANTY AGREEMENT (this "Amendment No.
     2") dated as of September [sic October]    , 1994, among United
                                             ---
     Industrial Corporation, a Delaware corporation (herein called the "Guarantor"), to Principal Mutual Life Insurance Company and The Travelers Insurance Company (collectively, the "Purchasers") and their respective successors and assigns as holders of the Notes hereinafter described (the "Noteholders").

                               W I T N E S S E T H
                               - - - - - - - - - -
          WHEREAS, the Guarantor and the Noteholders have heretofore entered into a Guaranty Agreement dated as of July 15, 1992 (the "Guaranty Agreement");

          WHEREAS, the Guarantor and the Noteholders have heretofore entered into an Amendment No. 1 to the Guaranty Agreement dated as of July 15, 1993 (the "Amendment No. 1");

          WHEREAS, the Guarantor has requested that the Noteholders agree to amend certain provisions and covenants contained in the Guaranty Agreement, as amended; and

          WHEREAS, the Noteholders are willing to amend such provisions and covenants upon the terms and conditions herein provided.

          NOW, THEREFORE, the parties hereto, in consideration of the mutual promises made herein, the sufficiency of which is hereby acknowledged, hereby agree as follows:

          Section 1.      Definitions; References.     Unless otherwise
                          -----------------------
     specifically defined herein, each term used herein which is defined in the Guaranty Agreement, as amended shall have the meaning assigned to such term in the Guaranty Agreement, as amended. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference to in "this Agreement," and each other similar reference contained in the Guaranty Agreement, Amendment No. 1 or Amendment No. 2, shall from and after the date hereof refer to the Guaranty Agreement as amended by Amendment No. 1 and this Amendment No. 2.

          Section 1.1. The following definitions are hereby added to the definitions under the Guaranty Agreement, as amended:

          ""Agent": as of the date of the Credit Agreement, First Fidelity Bank, National Association in its capacity as party to the Credit Agreement as "Agent," and, after the date of the Credit Agreement, the person from time to time, party to the Credit Agreement as "Agent."

          "Aggregate Loans Outstanding": as to any Lender at a particular time, the aggregate principal amount of the Revolving Credit Loans of such Lender outstanding at such time.

          "Borrower":  shall mean AAI Corporation, a Maryland
          Corporation.

          "Collateral Agent": shall mean as of the date of this Amendment No. 2, First Fidelity Bank, National Association in its capacity as party to the Intercreditor Agreement as "Collateral Agent," and, after the date of this Amendment No. 2, the person from time to time, party to the Intercreditor Agreement as "Collateral Agent."

          "Collateral Agent Liens": shall mean, as the same may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, all security interests, liens, assignments and other encumbrances in or upon any property (real, personal or mixed) granted in favor of Collateral Agent pursuant to the Security Documents.

          "Credit Agreement": shall mean, as the same may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, that certain Credit Agreement of even date herewith among Agent, Borrower, Lenders and Issuing Bank.

          "First Fidelity":  shall mean First Fidelity Bank, National
          Association.

          "Governmental Authority": shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial regulatory or administrative functions of or pertaining to government, and any Person owned or controlled directly or indirectly by any of the foregoing, whether domestic or foreign.

          "Intercreditor Agreement": shall mean, as the same may be amended, waived, modified, extended, renewed,





























     NYFS11...:\95\78495\0001\7120\GUA02894.E40
          supplemented or replaced from time to time, that certain Intercreditor Agreement of even date herewith by and among The Travelers Insurance Company, a Connecticut corporation, Principal Mutual Life Insurance Company, an Iowa corporation, First Fidelity Bank, National Association in its capacity as Lender, in its capacity as Agent, in its capacity as Issuing Bank, and in its capacity (in such capacity, "Collateral Agent") as grantee and beneficiary of the Collateral Agent Liens, and The Bank of Baltimore in its capacity as Lender."

          "Issuing Bank": shall mean, as of the date of the Credit Agreement, First Fidelity Bank, National Association, in its capacity as party to the Credit Agreement as "Issuing Bank," and, after the date of the Credit Agreement, the person from time to time party to the Credit Agreement as "Issuing Bank."

          "L/C Agreements": shall mean, as amended, modified, extended, renewed, supplemented or replaced from time to time, applications and reimbursement and other agreements in form and content and executed by Persons satisfactory to the Issuing Bank requesting issuance of one or more Letters of Credit and setting forth reimbursement obligations and other terms and conditions relating thereto.

          "Lenders": shall mean, as of the date of the Credit Agreement, First Fidelity Bank, National Association, and Bank of Baltimore, each in its capacity as party to the Credit Agreement as a "Lender," and, after the date of the Credit Agreement, all persons from time to time parties to the Credit Agreement as "Lenders."

          "Letter of Credit": shall mean, commercial and standby letters of credit issued for the account of the Borrower, for such purposes, in such amounts, for the benefit of such Persons and subject to such terms and conditions as may be acceptable to the Issuing Bank and the Required Lenders in their discretion exercised in good faith (individually, as amended, modified, extended, renewed, supplemented or replaced from time to time, a "Letter of Credit," and collectively, the "Letters of Credit").

          "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Required Lenders": at a particular time, a Lender or Lenders holding more than sixty percent (60%) of the Aggregate Loans Outstanding of all Lenders under the Credit Agreement as at such time or, if no Lender has any Revolving Credit Loans outstanding under the Credit Agreement from time to time, a Lender or Lenders whose commitment percentages as identified in the Credit Agreement aggregate more than sixty percent (60%) as at such time.

          "Restricted Subsidiaries": shall mean (i) AAI Engineering Support, Inc., a Maryland corporation, AAI Microflite Simulation International Corporation, a Maryland Corporation, AAI/ACL Technologies, Inc., a Maryland corporation, Seti, Inc., a Pennsylvania corporation, AAI Systems Management, Inc., a Maryland corporation and AAI California Carshell, Inc., a Maryland corporation; (ii) any other Subsidiary with respect to which the Company has notified the Noteholders that it has been designated as such by the Board of Directors of the Company or by an Executive Officer of the Company who has been authorized by such Board of Directors to make such designation; and (iii) Symtron Systems, Inc., a New Jersey corporation, a wholly owned subsidiary of Guarantor.

          "Revolving Credit Loans": at a particular time and from time to time the revolving credit loans made by Lender or Lenders to the Borrower under Section 2.1 of the Credit
          Agreement.

          "Revolving Credit Notes": shall mean the promissory notes of the Borrower evidencing the revolving credit loan or loans made under the Credit Agreement, from time to time, appropriately completed, as amended, modified, extended, renewed, supplemented or replaced from time to time, payable to the order of such Lender and further evidencing the obligation of the Borrower to pay with interest the aggregate loans outstanding under the Credit Agreement to such Lender from time to time.

          "Security Documents": shall mean, as the same may be amended, waived, modified, extended, renewed, supplemented or replaced from time to time, that certain Pledge and Security Agreement of even date herewith executed and delivered by the Borrower in favor of Collateral Agent, that certain Security Agreement of even date herewith executed and delivered by the Borrower in favor of the Collateral Agent, that certain Security Agreement of even date herewith executed and delivered by the Restricted Subsidiaries and Guarantor, et al in favor of Collateral Agent, that certain Pledge and Security Agreement of even date herewith executed and delivered by the Guarantor in favor of the Collateral Agent, that certain Deed of Trust and Security Agreement of even date herewith executed and delivered by Borrower in favor of certain trustees for the benefit of the Collateral Agent, that certain Assignment of Leases and Rents of even date herewith executed and delivered by the Borrower in favor of the Collateral Agent, that certain Collateral Assignment of Trademarks of even date herewith executed and delivered by Borrower in favor of the Collateral Agent, that certain Collateral Assignment of Patents of even date herewith executed and delivered by Borrower in favor of the Collateral Agent, that certain Collateral Assignment of Trademarks of even date herewith executed and delivered by Symtron Systems, Inc. in favor of the Collateral Agent, that certain Collateral Assignment of

          Patents of even date herewith executed and delivered by Symtron Systems, Inc. in favor of the Collateral Agent, that certain Collateral Assignment of Trademarks of even date herewith executed and delivered by AAI/ACL Technologies, Inc. in favor of the Collateral Agent, that certain Collateral Assignment of Patents of even date herewith executed and delivered by AAI/ACL Technologies, Inc. in favor of the Collateral Agent, and that certain Collateral Assignment of Copyrights of even date herewith executed and delivered by AAI/ACL Technologies, Inc. in favor of the Collateral Agent.

          "Subsidiary": of a Person means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time, directly or indirectly, owned by such Person, or (ii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, by such Person.

          "Symtron": shall mean Symtron Systems, Inc., a New Jersey corporation."

          Section 2.     Section 5. (e) Restriction on Liens.
                         -----------------------------------
     Subsections (6), (7) and (8) be and hereby are added to Section 5. (e) of the Guaranty Agreement, as amended, as follows:

               "(6) Liens in favor of the Collateral Agent created pursuant to the Security Documents securing the obligations under the Credit
               Agreement and the Revolving Credit Notes and under the Note Purchase Agreement and the Notes.

               (7) Liens in favor of or for the benefit of the Issuing Bank in or upon cash, cash equivalents or other liquid assets pledged to the Issuing Bank in connection with, or in or upon bills of lading or other shipping or transportation documents, warehouse receipts or similar rights arising in connection with, the L/C Agreements or the issuance and payment of drawings under Letters of Credit.

               (8) Liens in favor of or for the benefit of the Agent or any Lender in or upon cash, cash equivalents, marketable securities or other liquid assets and other rights relating to or in connection with overnight investments or other investments made or managed by Agent or any Lender for or on behalf of the Borrower, any of its Subsidiaries or Symtron."

          Section 3.     Section 7. Definitions.  Section 7 of the Guaranty
                         ----------------------
     Agreement is amended in its entirety as follows:

          ""Subsidiaries" of Guarantor means AAI Corporation, a
          Maryland corporation; Detroit Stoker Company, a Michigan corporation; Neo Products Co., an Illinois corporation;
          U.I.C.-Del. Corporation, a Delaware corporation; and Symtron Systems, Inc., a New Jersey corporation."

          Section 4.     No Other Amendment. Except as specifically amended
                         ------------------
     herein, the Guaranty Agreement shall remain in full force and effect in accordance with its terms.

          Section 5.     Governing Law. This Amendment No. 2 shall be
                         -------------
     governed by and construed in accordance with the laws of the State of New York.

          Section 6.     Counterparts.  This Amendment No. 2 may be
                         ------------
     executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their respective officers thereunto duly authorized as of the date above first written.

                              UNITED INDUSTRIAL CORPORATION




                              By:
                                 ---------------------------
                              Name: Howard Bloch
                                   -------------------------
                              Title: Vice President
                                    ------------------------




                              PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
                                    -------------------------



                              By:
                                 ----------------------------
                              Name:
                                   --------------------------

                              Title:
                                    -------------------------

                              THE TRAVELERS INSURANCE COMPANY




                              By:
                                 ----------------------------
                              Name:
                                   --------------------------
                              Title:
                                    -------------------------